UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC
6.50% Series A Mandatory Convertible Preferred Stock	SABRP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 14, 2023 (the “Closing Date”), Sabre Securitization, LLC, a special purpose entity (the “SPE”) that is an indirect subsidiary of Sabre Corporation (“Sabre” or the “Company”), entered into a three-year committed accounts receivable securitization facility (the “AR Facility”) of up to $200 million with PNC Bank, N.A., as administrative agent (the “Administrative Agent”), structuring agent and lender.

In connection with the AR Facility, certain subsidiaries of the Company, as originators (the “Originators”), will sell or contribute, pursuant to two Sale and Contribution Agreements, to be entered into prior to the initial funding date under the AR Facility (the “Sale and Contribution Agreements”), substantially all of their accounts receivable and certain related assets (collectively, the “Receivables”) to the SPE, a separate legal subsidiary of the Company whose sole business consists of the purchase, or acceptance through capital contributions, of the Receivables and whose assets are not available to satisfy other creditors of the Company, the Originators, or any other subsidiary of the Company.

The SPE will finance its initial and ongoing acquisitions of the Receivables in part by obtaining secured loans from the lenders party to the Receivables Financing Agreement, dated as of the Closing Date (the “RFA”), among the SPE, Sabre GLBL, Inc. and Sabre Global Technologies Limited, as the initial servicers (the “Servicers”), the Administrative Agent, the lenders party thereto, and PNC Bank, N.A. The amount available for borrowings at any one time under the RFA is limited to a borrowing base amount calculated based on the outstanding balance of eligible Receivables, subject to certain reserves, concentration limits, and other limitations. Borrowings under the RFA bear interest based on SOFR (as defined in the RFA), in each case subject to a minimum floor of 0 basis points, plus a drawn fee initially in the amount of 225 bps. The drawn fee varies based on our leverage, and the SPE also pays a fee on the undrawn committed amount of the RFA. Interest and fees payable by the SPE under the RFA are due monthly. The initial borrowing under the AR facility will be subject to certain conditions precedent, including entry into the Sale and Contribution Agreements and other ancillary arrangements and the delivery of customary legal opinions.

The SPE pledged its ownership interest in the Receivables as collateral security for all amounts outstanding under the RFA, and the Servicers will perform administrative and collection services relating to the Receivables on behalf of the SPE for a fee.

The RFA is scheduled to terminate in February 2026, unless extended in accordance with its terms or earlier terminated, at which time no further advances will be available and the obligations thereunder repaid in full by no later than (i) the date that is ninety (90) days following such date or (ii) such earlier date on which the loans under the RFA become due and payable.

The purchase price for the sale of the Receivables by an Originator to the SPE will consist of a combination of (i) equity contributions in the SPE from its direct parent, (ii) cash available to the SPE from loans under the RFA and from collections on previously sold Receivables, and (iii) to the extent that the SPE does not have funds available to pay the purchase price in cash, through an increase in the principal amount of a subordinated intercompany loan made by such Originator to the SPE.

These descriptions of the AR Facility do not purport to be complete and are qualified in their entirety by reference to the RFA, which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “expect,” “believe,” “likely,” “encouraged,” “resilient,” “outlook,” “goal,” “opportunity,” “target,” “future,” “trend,” “plan,” “guidance,” “anticipate,” “will,” “forecast,” “continue,” “on track,” “objective,” “trajectory,” “scenario”, “strategy,” “estimate,” “project,” “possible,” “may,” “should,” “would,” “intend,” “potential,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in Annual Report on Form 10-K filed with the SEC on February 17, 2023 and in our other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1*	Receivables Financing Agreement, dated as of the Closing Date, among the SPE, Sabre GLBL, Inc. and Sabre Global Technologies Limited, as initial servicers, the Administrative Agent, the lenders party thereto, and PNC Bank, N.A.

104	Cover Page Interactive Data File-formatted as Inline XBRL.

*

Certain schedules and exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation
Dated: February 17, 2023

	By:	/s/ Michael Randolfi
	Name:	Michael Randolfi
	Title:	Executive Vice President and Chief Financial Officer